Related Party Transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions
18	Related party transactions
The Company transacts with key individuals including directors and executive management who have authority and responsibility to plan, direct, and control the activities of the Company.
On November 1, 2020, the Company acquired an MRI machine from an entity in which an officer of a subsidiary of the Company holds a significant interest for $400,000 , which has been paid in full. The MRI machine is to be installed in one of the Company’s diagnostic imaging facilities in Florida. There are no ongoing contractual or other commitments resulting from the transaction.
On February 8, 2018, Akumin Corp. entered into a contract with the President and Chief Executive Officer, Executive Vice President and Chief Operating Officer and Chief Financial Officer and Corporate Secretary (collectively, the Pledgors) to loan an aggregate of $500,000 in connection with the purchase by such Pledgors of a total of 142,857 common shares of the Company from certain selling security holders of PMI, pursuant to the terms of a put and call option agreement made as of August 9, 2017 between Z Strategies Inc., a company controlled by the President and Chief Executive Officer, and certain selling security holders of PMI. This loan charged interest at 6% per annum and was payable on maturity at February 8, 2021. During 2019, the Pledgors completely paid off this loan and accrued interest.